                                                                    EXHIBIT 99.1

                      JOINT FILER INFORMATION

                Other Reporting Person(s)

1. ESL PARTNERS, L.P.

Item                              Information
Name:                             ESL Partners, L.P.

Address:                          1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154

Designated Filer:                 Edward S. Lampert

Date of Event Requiring           April 1, 2013
Statement(Month/Day/Year):

Issuer Name and Ticker or         ORCHARD SUPPLY HARDWARE STORES CORP [OSH]
Trading Symbol:

Relationship of Reporting         10% Owner
Person(s) to Issuer:

If Amendment, Date Original       Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing: Form filed by More than One Reporting Person

Signature:                        By:    RBS Partners, L.P.
                                  Its:   General Partner

                                  By:    ESL Investments, Inc.
                                  Its:   General Partner

                                  By:    /s/ Edward S. Lampert
                                         ---------------------------
                                  Name:  Edward S. Lampert
                                  Title: Chief Executive Officer
                                  Date:  April 3, 2013

2. RBS PARTNERS, L.P.

Item                              Information
Name:                             RBS Partners, L.P.

Address:                          1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154

Designated Filer:                 Edward S. Lampert

Date of Event Requiring           April 1, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker            ORCHARD SUPPLY HARDWARE STORES CORP [OSH]
or Trading Symbol:

Relationship of Reporting         10% Owner
Person(s) to Issuer:

If Amendment, Date Original       Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing: Form filed by More than One Reporting Person

Signature:                        By:    ESL Investments, Inc.
                                  Its:   General Partner

                                  By:    /s/ Edward S. Lampert
                                         ---------------------------
                                  Name:  Edward S. Lampert
                                  Title: Chief Executive Officer
                                  Date:  April 3, 2013

3. ESL INSTITUTIONAL PARTNERS, L.P.

Item                              Information
Name:                             ESL Institutional Partners, L.P.

Address:                          1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154

Designated Filer:                 Edward S. Lampert

Date of Event Requiring           April 1, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or         ORCHARD SUPPLY HARDWARE STORES CORP [OSH]
Trading Symbol:

Relationship of Reporting         10% Owner
Person(s) to Issuer:

If Amendment, Date Original       Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing: Form filed by More than One Reporting Person

Signature:                        By:    RBS Investment Management, L.L.C.
                                  Its:   General Partner

                                  By:    ESL Investments, Inc.
                                  Its:   Manager

                                  By:    /s/ Edward S. Lampert
                                         ----------------------------
                                  Name:  Edward S. Lampert
                                  Title: Chief Executive Officer
                                  Date:  April 3, 2013

4. RBS INVESTMENT MANAGEMENT, L.L.C.

Item                              Information
Name:                             RBS Investment Management, L.L.C.

Address:                          1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154

Designated Filer:                 Edward S. Lampert

Date of Event Requiring           April 1, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or         ORCHARD SUPPLY HARDWARE STORES CORP [OSH]
Trading Symbol:

Relationship of Reporting         10% Owner
Person(s) to Issuer:

If Amendment, Date Original       Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing: Form filed by More than One Reporting Person

Signature:                        By:    ESL Investments, Inc.
                                  Its:   Manager

                                  By:    /s/ Edward S. Lampert
                                         ----------------------------
                                  Name:  Edward S. Lampert
                                  Title: Chief Executive Officer
                                  Date:  April 3, 2013

5. CRK PARTNERS, LLC

Item                              Information
Name:                             CRK Partners, LLC

Address:                          1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154

Designated Filer:                 Edward S. Lampert

Date of Event Requiring           April 1, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or         ORCHARD SUPPLY HARDWARE STORES CORP [OSH]
Trading Symbol:

Relationship of Reporting         10% Owner
Person(s) to Issuer:

If Amendment, Date Original       Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing: Form filed by More than One Reporting Person

Signature:                        By:    ESL Investments, Inc.
                                  Its:   Sole Member

                                  By:    /s/ Edward S. Lampert
                                         ----------------------------
                                  Name:  Edward S. Lampert
                                  Title: Chief Executive Officer
                                  Date:  April 3, 2013

6. ESL INVESTMENTS, INC.

Item                              Information
Name:                             ESL Investments, Inc.

Address:                          1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154

Designated Filer:                 Edward S. Lampert

Date of Event Requiring           April 1, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or         ORCHARD SUPPLY HARDWARE STORES CORP [OSH]
Trading Symbol:

Relationship of Reporting         10% Owner
Person(s) to Issuer:

If Amendment, Date Original       Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing: Form filed by More than One Reporting Person

Signature:
                                  By:    /s/ Edward S. Lampert
                                         ----------------------------
                                  Name:  Edward S. Lampert
                                  Title: Chief Executive Officer
                                  Date:  April 3, 2013